Exhibit 99.1
Contacts: Randy A. Ramlo, President/CEO or
Dianne M. Lyons, Vice President/CFO, 319-399-5700
United Fire Announces signing of Agreement and Plan of Reorganization and filing of Registration Statement
CEDAR RAPIDS, IOWA — May 25, 2011 — United Fire & Casualty Company (NASDAQ: UFCS) (“United Fire”) announced today that it has entered into an agreement and plan of reorganization with United Fire Group, Inc. (“United Fire Group”), a newly-formed wholly owned subsidiary of United Fire, and UFC MergeCo, Inc. (“MergeCo”), a newly-formed wholly owned subsidiary of United Fire Group. A registration statement on Form S-4 has been filed with the U.S. Securities and Exchange Commission for United Fire’s proposed reorganization.
Pursuant to the agreement and plan of reorganization, United Fire will merge into and with MergeCo, with MergeCo as the surviving company. In the reorganization, United Fire would become the subsidiary of United Fire Group, and United Fire shareholders would become shareholders of United Fire Group, a new Iowa holding company. At the effective time of the reorganization, each outstanding share of United Fire common stock will be automatically converted into one share of United Fire Group common stock. Shareholders of United Fire common stock would hold the same number of shares and the same ownership percentage after the reorganization as they held immediately prior to the reorganization. The reorganization generally would be tax-free for United Fire shareholders.
The Board of Directors of United Fire will set a date and time for a special meeting of United Fire shareholders, who will be entitled to attend the special meeting and vote on the proposal to approve the reorganization. The reorganization is more fully described in the registration statement on Form S-4.
Upon completion of the reorganization, United Fire Group would, in effect, replace United Fire as the publicly held corporation. United Fire Group, through United Fire and its subsidiaries, would continue to conduct all of the operations currently conducted by United Fire and its subsidiaries. The directors and executive officers of United Fire prior to the reorganization would be the same as the directors and executive officers of United Fire Group following the reorganization. The shares of United Fire Group common stock are expected to trade on the NASDAQ Global Select Market under the ticker symbol “UFCS.”
The Board of Directors and management of United Fire believe that implementing the holding company structure would provide the Company with greater strategic, business, financing and regulatory flexibility.
“The proposed change in structure should provide us more flexibility as a company to operate and finance our businesses. Under this structure we would operate as a holding company as most of the companies in our industry operate — we are one of a very few insurance companies that do not operate with a holding company structure,” President and Chief Executive Officer, Randy A. Ramlo commented. “Using the name “United Fire Group, Inc.” formalizes the name that we have operated under for many years.”
If approved at the special meeting, it is currently expected that the reorganization would take place before the end of 2011.
About United Fire & Casualty Company
Founded in 1946, United Fire & Casualty Company and its subsidiaries offer property and casualty insurance, life insurance and annuities. United Fire & Casualty Company, together with its property and casualty subsidiaries, is licensed as a property and casualty insurer in 43 states, plus the District of Columbia, and represented by more than 1,300 independent agencies. United Fire is rated A (Excellent) by A.M. Best Company. For the third consecutive year, United Fire was named a “Top 10 Ease of Doing Business Performer” for 2010 in Deep Customer Connections, Inc.’s eighth annual Ease of Doing Business survey of independent agents and brokers. United Fire has also been named one of the Most Trustworthy Publicly Traded Companies in America, a list compiled through a partnership of Forbes and Audit Integrity. Less than 5 percent of the entire U.S. stock market qualifies for inclusion on the list.
Our subsidiary, United Life Insurance Company, is licensed in 29 states, represented by more than 900 independent life agencies, and has been named to the Ward’s 50® Life-Health Insurance Companies for five consecutive years (2006-2010).
Disclosure of Forward-looking Statements
This release may contain forward-looking statements about our operations, anticipated performance and other similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934 for forward-looking statements. The forward-looking statements are not historical facts and involve risks and uncertainties that could cause actual results to differ materially from those expected and/or projected. Such forward-looking statements are based on current expectations, estimates, forecasts and projections about our company, the industry in which we operate, and beliefs and assumptions made by management. Words such as “expect(s),” “anticipate(s),” “intend(s),” “plan(s),” “believe(s),” “continue(s),” “seek(s),” “estimate(s),” “goal(s),” “target(s),” “forecast(s),” “project(s),” “predict(s),” “should,” “could,” “may,” “will continue,” “might,” “hope,” “can” and other words and terms of similar meaning or expression in connection with a discussion of future operating, financial performance or financial condition, are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed in such forward-looking statements. Information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained in Part I Item 1A “Risk Factors” of our annual report on Form 10-K for the year ended December, 31, 2010, filed with the SEC on March 1, 2011 and in our report on Form 10-Q for the quarter ended March 31, 2011, filed with the SEC on May 10, 2011. The risks identified on Form 10-K are representative of the risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from what is expressed in forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release or as of the date they are made.

Additional Information
United Fire Group, Inc. and United Fire & Casualty Company have filed a registration statement that includes a preliminary proxy statement/prospectus and other relevant documents in connection with the proposed holding company reorganization. UNITED FIRE & CASUALTY COMPANY SHAREHOLDERS ARE URGED TO READ CAREFULLY THESE DOCUMENTS AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WHEN FILED AND MAILED, BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED HOLDING COMPANY REORGANIZATION. Investors may obtain a free copy of the preliminary proxy statement/prospectus and other filings containing information about United Fire Group, Inc. and United Fire & Casualty Company and the proposed reorganization from the SEC at the SEC’s website at www.sec.gov. In addition, copies of the preliminary proxy statement/prospectus and other filings containing information about United Fire Group, Inc., United Fire & Casualty Company and the proposed reorganization can be obtained without charge by requesting it in writing or by telephone from us at the following address or telephone number: United Fire & Casualty Company, 118 Second Avenue SE, Cedar Rapids, Iowa 52401, Telephone: (319) 399-5700, Attn: Investor Relations, or by visiting our website at www.unitedfiregroup.com.
United Fire & Casualty Company and its directors, executive officers, certain other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of United Fire & Casualty Company in favor of the proposed holding company reorganization. Additional information regarding the interests of potential participants in the proxy solicitation is included in the preliminary proxy statement/prospectus and will be included in the definitive proxy statement/prospectus and other relevant documents that United Fire Group, Inc. and United Fire & Casualty Company have filed and intend to file with the SEC in connection with the special meeting of shareholders of United Fire & Casualty Company.
This press release is being made pursuant to and in compliance with the Securities Act of 1933, as amended, and does not constitute an offer of any securities for sale or a solicitation of an offer to buy any securities, nor shall there be any sale of the securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction. Any offer of the securities will be made solely by means of a prospectus included in the registration statement and any prospectus supplement that may be issued in connection with such offering.

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